Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of BioAmber Inc. for the year ended December 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Andrew P. Ashworth, as Chief Financial Officer of BioAmber Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of BioAmber Inc.

Date: March 28, 2014	By:	/s/ Andrew P. Ashworth
Andrew P. Ashworth Chief Financial Officer (Principal Financial Officer)